UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2012

Vitamin Shoppe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	11-3664322
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

001-34507

(Commission File Number)

2101 91st Street

North Bergen, New Jersey 07047

(Addresses of Principal Executive Offices, including Zip Code)

(800) 223-1216

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On December 31, 2012, Vitamin Shoppe, Inc. (the “Company”) issued a press release announcing that the United States Federal Trade Commission has notified the Company that it is conducting an investigation into the planned acquisition by Vitamin Shoppe Mariner, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, of the assets of Super Supplements, Inc. (“Super Supplements”). Both the Company and Super Supplements have agreed to extend the outside date for consummation of the transaction from December 31, 2012 to March 1, 2013. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company previously announced, in a press release on December 17, 2012, that the Company has entered into a definitive agreement to purchase the assets of Super Supplements, Inc. through Vitamin Shoppe Mariner, Inc. The press release is described in more detail in the Company’s Current Report on Form 8-K filed on December 17, 2012.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

99.1	Press Release dated December 31, 2012 (furnished pursuant to 8.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitamin Shoppe, Inc.

Date: December 31, 2012	By:	/s/ Jean W. Frydman
		Name:	Jean W. Frydman
		Title:	Vice President, General Counsel & Corporate Secretary